UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
August 3, 2024
Date of Report (Date of earliest event reported)
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Vestis Corporation
(Exact name of Registrant as Specified in its Charter)
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Delaware	001-41783	92-2573927
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 Colonial Center Parkway, Suite 140,
Roswell, Georgia		30076
(Address of Principal Executive Offices)		(Zip Code)
(470) 226-3655
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	VSTS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2024, Vestis Corporation (the “Company”) announced that William W. Goetz was appointed to the Company’s Board of Directors (the “Board”) as a Class I director, with a term expiring at the Company’s annual meeting of stockholders in 2025. Mr. Goetz will be up for re-election at such meeting for a two-year term to expire at the annual meeting of stockholders in 2027. With the appointment of Mr. Goetz, the size of the Board is set at ten directors, eight of whom are independent. Mr. Goetz has not been assigned to any committees of the Board.

The Board has determined that Mr. Goetz is independent and meets the applicable independence requirements of the New York Stock Exchange and the Company’s Corporate Governance Guidelines. There are no transactions in which Mr. Goetz had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Mr. Goetz will receive cash and equity compensation for Board service commensurate with the Company’s other non-employee directors.

In connection with Mr. Goetz’s appointment to the Board, the Company will enter into an indemnification agreement (the “Indemnification Agreement”) with Mr. Goetz similar to the indemnification agreements entered into with all other members of the Board. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, which was filed as Exhibit 10.4 to the Company’s Form 10-K for the fiscal year ended September 19, 2023, filed with the Securities and Exchange Commission on December 21, 2023.

A copy of the Company’s press release announcing Mr. Goetz’s appointment is attached hereto as Exhibit 99.1.
Item 9.01.    Financial Statements and Exhibits
(d)Exhibits

Exhibit No.	Description

99.1	Press release of Vestis Corporation, dated August 5, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vestis Corporation

Date:	August 5, 2024	By:	/s/ RICK DILLON
		Name:	RICK DILLON
		Title:	Executive Vice President and Chief Financial Officer (principal financial officer)